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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Date of report: March 30, 2004


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             TEXAS                     1-9645                  74-1787539
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


       200 East Basse Road, San Antonio, Texas                        78209
      (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code              (210) 822-2828



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ITEM 5. OTHER EVENTS.

         On March 30, 2004, Clear Channel Communications, Inc. announced that its Board of Directors authorized a share repurchase program of up to $1 billion effective immediately. The share repurchase program will be conducted over the next 12 months.

         Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  99.1 Press Release of Clear Channel Communications, Inc. issued March 30, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CLEAR CHANNEL COMMUNICATIONS, INC.


Date: March 30, 2004       By: /s/ HERBERT W. HILL JR.
                               -------------------------------------------------
                                    Herbert W. Hill, Jr.:
                                    Sr. Vice President/Chief Accounting Officer:


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                                INDEX TO EXHIBITS

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
99.1     Press Release of Clear Channel Communications, Inc. issued March 30,
         2004.
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